BANK OF AMERICA SECURITIES



                                  RASC 2004-KS8
                           Manufactured Housing Loans



1. Current Balance

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                       Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Current Balance          Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
1 - 50,000                    402     11,501,655.42         67.15         9.829       638      97.81
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
50,001 - 100,000               79      5,059,332.43         29.54         9.488       648      95.18
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
100,001 - 150,000               5        567,837.72          3.32         9.003       644      76.26
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Average: $35,244.50
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Lowest: $9,993.54
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Highest: $140,000.00
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------






2. Gross Mortgage Rate

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                       Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Gross Mortgage Rate      Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
5.001 - 6.000                   3         73,211.21          0.43         5.752       708      82.52
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
6.001 - 7.000                   3        135,396.56          0.79         6.854       762      90.00
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
7.001 - 8.000                  26        948,080.41          5.53         7.973       644      94.45
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
8.001 - 9.000                  89      3,697,720.21         21.59         8.673       675      92.98
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
9.001 - 10.000                194      7,133,794.45         41.65         9.561       638      97.38
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
10.001 - 11.000               101      3,422,419.63         19.98        10.521       619      97.50
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
11.001 - 12.000                37      1,056,645.79          6.17        11.683       622      98.37
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
12.001 - 13.000                12        332,539.30          1.94        12.395       604      99.33
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
13.001 - 14.000                21        329,018.01          1.92        13.710       570     100.00
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
W.A.: 9.701%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Lowest: 5.625%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Highest: 13.990%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------




3. Credit Score

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                       Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Credit Score             Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
750 - 799                       9        310,262.52          1.81         7.853       770      90.36
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
700 - 749                      27      1,025,807.38          5.99         8.574       722      99.71
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
650 - 699                     112      4,670,957.03         27.27         9.222       671      95.92
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
600 - 649                     265      9,280,987.32         54.18         9.891       625      97.30
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
550 - 599                      67      1,657,419.07          9.68        10.984       581      92.69
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
500 - 549                       6        183,392.25          1.07        10.101       538      80.55
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
W.A.: 641
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Lowest: 529
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Highest: 790
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------





4. Credit Grade

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                       Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Credit Grade             Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
A4                             53      1,471,968.30          8.59        11.106       631      99.66
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
AX                            386     14,588,250.58         85.17         9.444       646      96.11
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
AM                             38        923,469.36          5.39        11.259       581      93.83
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
B                               8        127,199.90          0.74        12.107       563     100.00
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
C                               1         17,937.43          0.10         5.875       744      90.00
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------



5. Loan Purpose

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                       Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Loan Purpose             Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Purchase                      283      9,158,252.35         53.47         9.768       646      99.62
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Equity Refinance              198      7,825,833.51         45.69         9.615       635      92.59
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Rate/Term Refinance             5        144,739.71          0.85        10.123       625      88.95
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------




6. Property Type

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                       Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Property Type            Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Single-family                 396     13,458,600.23         78.57         9.655       641      96.35
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
PUD Detached                   40      1,443,143.59          8.43        10.054       637      99.20
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
PUD Attached                   32      1,380,755.96          8.06         9.710       641      98.24
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Two- to four- family units      7        404,769.44          2.36        10.175       640      85.04
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Condo Low-Rise                  7        276,430.83          1.61         9.744       670      93.39
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Townhouse                       4        165,125.52          0.96         9.070       632      84.73
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------



7. Occupancy Status

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                       Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Occupancy Status         Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Primary Residence             485     17,098,069.96         99.82         9.702       641      96.36
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Non Owner-occupied              1         30,755.61          0.18         9.300       584      72.00
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------



8. Documentation

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                       Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Documentation            Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Full Documentation            448     15,940,479.27         93.06         9.562       642      96.15
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Reduced Documentation          38      1,188,346.30          6.94        11.563       631      98.60
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------



9. Original Combined LTV

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Original LTV                                           Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                         Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
0.1 - 50.0                      1         24,859.71          0.15         8.850       756      41.00
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
50.1 - 60.0                     6        404,929.67          2.36         8.831       626      56.88
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
60.1 - 70.0                     5        214,787.01          1.25         8.661       598      67.51
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
70.1 - 75.0                     5        308,007.73          1.80         8.558       629      74.15
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
75.1 - 80.0                     6        338,444.30          1.98         8.681       603      78.40
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
80.1 - 85.0                    11        419,634.46          2.45         8.986       657      83.59
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
85.1 - 90.0                    22        912,826.08          5.33         9.974       641      89.61
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
90.1 - 95.0                    20        740,183.00          4.32         9.880       641      94.51
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
95.1 - 100.0                  410     13,765,153.61         80.36         9.789       643      99.89
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
W.A.: 96.32%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Lowest: 41.00%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Highest: 100.00%
-----------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANK OF AMERICA SECURITIES



                                  RASC 2004-KS8
                                   Second Lien


1. Current Balance

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                        Percent      W.A.                  W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                             Loan        Principal     Principal    Gross      W.A.    Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Current Balance             Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
1 - 50,000                     9        410,817.05       2.97      8.008        640      59.58
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
50,001 - 100,000             124      9,226,841.05      66.60      8.003        633      77.43
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
100,001 - 150,000             19      2,220,971.82      16.03      7.548        636      75.62
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
150,001 - 200,000              6      1,049,550.00       7.58      7.474        682      80.90
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
200,001 - 250,000              3        668,050.00       4.82      7.560        623      75.68
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
250,001 - 300,000              1        277,500.00       2.00      8.000        593      75.00
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Average: $85,516.85
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Lowest: $32,983.07
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Highest: $277,500.00
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



2. Gross Mortgage Rate

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                       Percent      W.A.                   W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                             Loan        Principal     Principal    Gross      W.A.    Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Gross Mortgage Rate         Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
5.001 - 6.000                  3        262,097.87       1.89      5.996        634      69.03
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
6.001 - 7.000                 24      2,466,185.01      17.80      6.798        680      77.10
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
7.001 - 8.000                 71      6,143,330.51      44.34      7.561        642      77.85
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
8.001 - 9.000                 43      3,539,869.73      25.55      8.512        614      77.19
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
9.001 - 10.000                16      1,092,796.78       7.89      9.475        590      74.88
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
10.001 - 11.000                3        236,988.15       1.71     10.451        555      59.79
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
11.001 - 12.000                2        112,461.87       0.81     11.235        608      65.41
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
W.A.: 7.869%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Lowest: 5.990%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Highest: 11.350%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



3. Credit Score

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                        Percent      W.A.                  W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                             Loan        Principal     Principal    Gross       W.A.   Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Credit Score                Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
750 - 799                      4        262,600.00       1.90      7.577        767      62.08
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
700 - 749                     19      1,613,340.41      11.65      7.268        724      77.62
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
650 - 699                     39      3,720,448.97      26.86      7.473        675      80.39
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
600 - 649                     51      3,993,160.20      28.82      7.911        627      78.16
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
550 - 599                     43      3,639,895.34      26.27      8.364        576      74.16
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
500 - 549                      6        624,285.00       4.51      8.744        527      64.77
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
W.A.: 636
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Lowest: 508
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Highest: 799
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------




4. Credit Grade

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                    Percent      W.A.                  W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                         Loan        Principal     Principal    Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Credit Grade            Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
A4                            96      8,320,032.77      60.06      7.571        670      79.13
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AX                            33      2,708,829.17      19.55      7.952        603      75.42
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AM                            20      1,640,556.83      11.84      8.415        581      74.21
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
B                              9        782,594.16       5.65      8.918        551      70.12
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
C                              3        351,716.99       2.54      9.227        535      59.27
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
CM                             1         50,000.00       0.36      9.125        522      59.00
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



5. Loan Purpose

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                    Percent      W.A.                  W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                         Loan        Principal     Principal    Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Loan Purpose            Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Equity Refinance             117      9,951,941.45      71.84      7.947        637      76.03
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Purchase                      32      2,796,550.25      20.19      7.673        627      77.79
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Rate/Term Refinance           13      1,105,238.22       7.98      7.663        649      80.48
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



6. Property Type

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                    Percent      W.A.                  W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                         Loan        Principal     Principal    Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Property Type           Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Manufactured                 162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



7. Occupancy Status

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                    Percent      W.A.                  W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                         Loan        Principal     Principal    Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Occupancy Status        Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Primary Residence            161     13,777,229.92      99.45      7.871        636      76.69
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Second/Vacation                1         76,500.00       0.55      7.500        638      85.00
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



8. Documentation

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                        Percent      W.A.                  W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                            Loan        Principal      Principal    Gross      W.A.    Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Documentation               Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Full Documentation           162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



9. Original LTV

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                        Percent      W.A.                  W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                             Loan        Principal     Principal    Gross       W.A.   Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Original LTV                Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
50.0 or less                   3        196,968.83       1.42      7.164        667      43.81
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
50.1 - 60.0                   11        908,499.82       6.56      8.618        585      58.02
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
60.1 - 70.0                   15      1,126,306.46       8.13      7.675        632      68.30
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
70.1 - 75.0                   37      3,336,294.59      24.08      8.115        616      74.49
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
75.1 - 80.0                   64      5,236,462.39      37.80      7.827        634      79.73
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
80.1 - 85.0                   32      3,049,197.83      22.01      7.566        674      84.88
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
W.A.: 76.74%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Lowest: 34.00%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Highest: 85.00%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


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